SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                              ---------------------

                                  April 4, 2000

                Date of Report (Date of earliest event reported)



                                  Besicorp Ltd.
             (Exact name of registrant as specified in its charter)



  New York                     000-25209                  14-1089375
(State or other                (Commission                (I.R.S. Employer
jurisdiction of                File Number)               Identification No.)
Incorporation)

1151 Flatbush Road
Kingston, New York                                           12401
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (914) 336-7700

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Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

Exhibit No.       Title of Exhibit

99.1 Press release dated April 4, 2000- "Besicorp-Empire Express Regret in Announcing Decision to Leave Ulster County."

                                                     SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 Besicorp, Ltd.


                              /s/Michael F. Zinn
                                 --------------------------
                                 Michael F. Zinn, President




Dated:   April 11, 2000
         Kingston, New York